EXHIBIT 10.2


                               SECURITY AGREEMENT

         This SECURITY AGREEMENT, dated as of November 29, 2004 ("SECURITY AGREEMENT"), is made by Crdentia Corp., a Delaware corporation ("Crdentia"), Baker Anderson Christie, Inc., a California corporation, Nurses Network, Inc., a California corporation, New Age Staffing, Inc., a Delaware corporation, PSR Nurses, Ltd., a Texas limited partnership, PSR Nurse Recruiting, Inc., a Texas corporation, PSR Nurses Holdings Corp., a Texas corporation, CRDE Corp., a Delaware corporation, Arizona Home Health Care/Private Duty, Inc., an Arizona corporation, and Care Pros Staffing, Inc, a Texas corporation (each individually, and referred to collectively as, "GRANTOR"), in favor of MedCap Partners L.P. (referred to as "GRANTEE").

                                    RECITALS

         WHEREAS, Grantee lent $400,000 (the "Loan") to Grantor on November 29, 2004 in connection with which Grantor has delivered to Grantee a secured promissory note dated as of the date hereof (the "Note") executed by Grantor in favor of Grantee in an aggregate principal amount of Four Hundred Thousand Dollars ($400,000.00); and

         WHEREAS, in order to induce Grantee to make the Loan to Grantor, each Grantor has agreed to grant a security interest in the Collateral (as defined below) to Grantee to secure the payment and performance by each Grantor of its respective obligations under the Note, subject to certain liens and encumbrances existing as of the date hereof;

         ACCORDINGLY, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

         1. DEFINED TERMS. When used in this Security Agreement, the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

         "COLLATERAL" means all of the right, title and interest of each Grantor in and to and under all of the following personal property and fixtures (and all rights therein) of each Grantor, or in which such Grantor has any right, wherever situated, in each case whether now existing or hereafter from time to time acquired:

                  a. each and every Account;

                  b. all cash;

                  c. all Chattel Paper (including without limitation all Tangible Chattel Paper and all Electronic Chattel Paper);

                  d. all Commercial Tort Claims;

                  e. all computer programs of Grantor and all intellectual property rights therein and all other proprietary information of Grantor, including but not limited to all United States trade secrets and proprietary information necessary to operate the business of Grantor;

                  f. all contracts between Grantor and one or more additional parties, together with all rights which Grantor may have under any such contract, including any and all rights to receive and demand payments under any or all contracts, any and all rights to receive and compel performance under any or all contracts and any or all other rights, interests and claims now existing or in the future arising in connection with any or all contracts;

                  g. all copyrights owned by Grantor, whether United States or foreign;

                  h. all Equipment;

                  i. all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by Grantor with any person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

                  j. all Documents;

                  k. all General Intangibles;

                  l. all Goods;

                  m. all Instruments;

                  n. all Inventory;

                  o. all Investment Property;

                  p. all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

                  q. all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by Grantor whether in the United States or foreign, together with the registrations and right to all renewals thereof, and the goodwill of the business of Grantor symbolized by such marks and trade names;

                  r. all patents to which Grantor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-part) and improvements thereof, as well as any application for a patent now or hereafter made by Grantor;

                  s. to the extent permitted to be assigned by the terms thereof or by any law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency;

                  t. all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

                  u. all Supporting Obligations; and

                  v. all Proceeds and products of any and all of the foregoing.

All terms in this definition of "Collateral" that are not otherwise defined in this Security Agreement shall have the meaning provided for such terms in the UCC as in effect on the date hereof.

         "EVENT OF DEFAULT" means (a) any failure by any Grantor to pay or perform any of its Secured Obligations after the expiration of any applicable grace period; (b) the receipt by Grantee at any time after the date hereof of any report, information or notice indicating that Grantee's security interest is not prior to all other security interests or other interests (other than the Permitted Liens) reflected in such report, information or notice; (c) any material breach by any Grantor of any warranty, representation, or covenant set forth herein; (d) the commencement by any Grantor of any case, proceeding or other action relating to such Grantor in bankruptcy or seeking any relief under any bankruptcy, insolvency, reorganization, liquidation, dissolution or other similar act or law of any jurisdiction, or the making of a general assignment for the benefit of creditors by such Grantor or the admission by any Grantor in writing of its inability to pay its debts generally as they become due; (e) the commencement against any Grantor of any case, proceeding or other action in bankruptcy or other similar act or law of any jurisdiction, which involuntary case or proceeding shall remain unstayed for a period of sixty (60) days; or (f) the occurrence of any "Event of Default" as defined in the Note.

         "LIEN" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

         "LOAN DOCUMENTS" means any documents, agreements, and instruments executed and delivered in connection with the Senior Indebtedness, including, without limitation, (i) that certain Loan and Security Agreement, dated as of June 16, 2004, by and among Grantor and Senior Lender, and (ii) that certain Loan and Security Agreement, dated as of August 31, 2004, by and among Grantor and Senior Lender.

         "PERMITTED LIENS" means: (a) any Liens existing on the date of this Security Agreement and set forth on Schedule A attached hereto; (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Grantee's security interests; and (c) purchase money security interests, as defined under Article 9 of the UCC.

         "PROCEEDS" means and includes any "PROCEEDS," as such term is defined in Article 9 of the UCC, now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest in respect of the Collateral, and shall include, in any event, any and all (a) cash or other forms of money, currency or funds or other property of any nature, type or land whatsoever payable to such Grantor from time to time in respect of any of the Collateral, including upon the sale, lease, license, exchange or other disposition of any of the Collateral; (b) proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, including by reason of the loss, nonconformity or interference with the use of, defects or infringement of rights in, or damage to, any of the Collateral; (c) payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority); (d) claims of any Grantor against third parties arising out of the loss, nonconformity, interference with the use of, defects or infringements of rights in, or damage to, any of the Collateral; (e) rights arising out of any of the Collateral; and
(f) other property of any nature, type or kind whatsoever from time to time paid or payable under or in connection with, collected on, or distributed on account of, any of the Collateral.

         "SECURED OBLIGATIONS" means (a) the obligations of any Grantor under the Note, (b) the obligation of any Grantor to pay any fees, costs and expenses of Grantee under the Note, and (c) the obligation of any Grantor to pay all reasonable fees, costs and expenses of Grantee under Section 7(c) hereof.

         "SECURITY AGREEMENT" means this Security Agreement and all Schedules hereto, as the same may from time to time be amended, modified, supplemented or restated.

         "SENIOR INDEBTEDNESS" means all principal, interest and other obligations at any time due and owing by Grantor to Senior Lender arising out of or incurred in connection with the Loan Documents (and any indebtedness which refinances such principal, interest or other obligations), as modified, extended, renewed or restated, whether direct or contingent, and whether now existing or hereafter created. Senior Indebtedness shall include, without limitation: (i) interest which accrues on the principal amount of the Senior Indebtedness, and (ii) other obligations arising out of or in connection with the Loan Documents or other documents executed in favor of Senior Lender in connection with the Loan Documents, in each instance subsequent to the commencement of a case under Chapter 11 of the Bankruptcy Code, whether or not such interest is allowed as a claim in such case.

         "SENIOR LENDER" means Bridge Healthcare Finance, LLC and Bridge Opportunity Finance, LLC.

         "UCC" means the Uniform Commercial Code as the same may from time to time be in effect in the State of California (and each reference in this Security Agreement to an Article thereof (denoted as a Division of the UCC as adopted and in effect in the State of California) shall refer to that Article (or Division, as applicable) as from time to time in effect, which in the case of Article 9 shall include and refer to Revised Article 9 from and after the date Revised Article 9 shall become effective in the State of California); PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Grantee's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         2. GRANT OF SECURITY INTEREST. As security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce Grantee to make the Loan to Grantor, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Grantee a continuing security interest in all of its respective right, title and interest in and to all Collateral of such Grantor, whether now owned or hereafter acquired, together with all Proceeds of the foregoing and all accessions to, substitutions and replacements therefor.

         3. SUBORDINATION. Grantee hereby subordinates in right of payment all of the Secured Obligations to the final payment of all of the Senior Indebtedness. Grantee hereby agrees that any Liens, security interests, claims and rights of any kind in favor of, or for the benefit of, Grantee in, to or against Grantor or Grantor's property shall be junior, subordinate and subject in all respects to the Liens, security interests, claims and rights against Grantor and/or Grantor's property of Senior Lender arising from or out of the Senior Indebtedness, which shall under all circumstances be and remain superior and prior in right of payment and enforcement to any Liens arising in favor of Grantee regardless of the order or time as of which any Liens attach to any of Grantor's property, and notwithstanding the usual application of the priority provisions of the UCC as in effect in any jurisdiction or any other applicable law or judicial decision of any jurisdiction, or whether Grantee is perfected without filing or possession in any part of the Collateral, the order or time of UCC filings or any other filings or recordings, the order or time of granting of any such Liens, or the physical possession of any of Grantor's property until the Loan Documents are terminated in accordance with the terms thereof.

         4. REPRESENTATIONS AND WARRANTIES OF GRANTOR. Subject to Grantor's obligations to the Senior Lender under the Loan Documents, each Grantor hereby represents and warrants, on a joint and several basis, to Grantee that:

                  (a) Grantor is a corporation or limited partnership, validly existing under the laws of the state of its jurisdiction or incorporation or organization, as applicable. Grantor has the requisite power and all necessary governmental authority to conduct its business as currently being conducted. Grantor shall not change its taxpayer identification number, jurisdiction of incorporation or chief executive office, principal place of business or remove or cause to be removed, the records concerning the Collateral from the premises where such records are currently maintained without thirty (30) days' prior written notice to Grantee.

                  (b) Except for the security interest granted to Grantee under this Security Agreement and the Permitted Liens, Grantor is the sole legal and equitable owner or, has the power to transfer each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto.

                  (c) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by Grantor in favor of Grantee pursuant to this Security Agreement, and except such as may have been or shall be filed in connection with the Permitted Liens.

                  (d) This Security Agreement creates a legal and valid security interest on and in all of the Collateral in which Grantor now has rights and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. Accordingly, Grantor has undertaken all necessary action required by it to create a fully perfected security interest for the benefit of Grantee in all of the Collateral in which such Grantor now has rights, subject only to the Permitted Liens. This Security Agreement will create a legal and valid and fully perfected security interest in the Collateral in which Grantor later acquires rights, when Grantor acquires those rights, subject only to the Permitted Liens and any additional filings to be made by Grantee as may be necessary to perfect Grantee's security interest in subsequent ownership rights.

                  (e) The Collateral is presently located at such address(es) set forth on Schedule B attached hereto.

         5. [This section intentionally left blank.]

         6. COVENANTS. Subject to each Grantor's obligations to the Senior Lender under the Loan Documents, each Grantor covenants and agrees with Grantee that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full as follows:

                  6.1 DISPOSITION OF COLLATERAL. Other than in the ordinary course of business, Grantor shall not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so. Notwithstanding the preceding, Grantor may sell, and Grantee agrees to release, upon request of Grantor, the security interest granted hereunder on and in connection with, any Collateral; provided that, the net proceeds derived from the sale of the Collateral shall be paid to the Grantee after payment of any debts or obligations secured by the Permitted Liens on the Collateral being sold and the reasonable costs of such a sale such as, without limitation, freight costs and commissions; and; provided further, that any such sale of Collateral shall be conducted in an arms' length transaction and for not less than an amount that reasonably would be considered to be the then fair market value of the Collateral. A failure by Grantor to apply the proceeds of a sale of any Collateral in accordance with the provisions of the previous sentence shall be a breach of this Security Agreement by Grantor.

                  6.2 CHANGE OF JURISDICTION OF ORGANIZATION, RELOCATION OF BUSINESS OR COLLATERAL. Grantor shall not change its jurisdiction of organization, relocate its chief executive office, principal place of business or its records, or allow the relocation of any Collateral from such address(es) provided to the Grantee pursuant to Section 4(e) above without thirty (30) days' prior written notice to Grantee.

                  6.3 LIMITATION ON LIENS ON COLLATERAL. Grantor shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, except (a) the Permitted Liens and (b) the Lien granted to Grantee under this Security Agreement.

                  6.4 INSURANCE. Grantor shall maintain insurance policies insuring the Collateral against loss or damage from such risks and in such amounts and forms and with such companies as are customarily maintained by businesses similar to Grantor's.

                  6.5 MAINTENANCE OF RECORDS. Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral.

                  6.6 FURTHER ASSURANCES; PLEDGE OF INSTRUMENTS. At any time and from time to time, upon the written request of Grantee, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Grantee may reasonably deem necessary or desirable to obtain the full benefits of this Security Agreement. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner reasonably satisfactory to Grantee and delivered to Grantee promptly and in any event within five (5) business days of Grantor's receipt thereof.

         7. RIGHTS AND REMEDIES UPON DEFAULT.

                  (a) Subject to the rights of Senior Lender under the Loan Documents and Section 3 hereof, after any Event of Default shall have occurred and while such Event of Default is continuing, Grantee may exercise in addition to all other rights and remedies granted to it under this Security Agreement and the Note and under any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Grantee, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may (i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, shop, advertise for sale or lease and sell or lease (in the manner provided herein) the Collateral, and in connection with the liquidation of the Collateral, and (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Grantee's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. To the extent Grantor has the right to do so, each Grantor authorizes Grantee, on the terms set forth in this Section 7, to enter the premises where the Collateral is located, to take possession of the Collateral, or any part of it, and to pay, purchase, contract, or compromise any encumbrance, charge, or lien which, in the opinion of Grantee, appears to be prior or superior to its security interest. Grantee shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Each Grantor further agrees, at Grantee's request, to assemble its Collateral and make it available to Grantee at places which Grantee shall reasonably select, whether at Grantor's premises or elsewhere. Grantee shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 7(d) below, with each Grantor remaining jointly and severally liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Grantee of any other amount required by any provision of law, need Grantee account for the surplus, if any, to Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Grantee arising out of the repossession, retention or sale of the Collateral. Each Grantor agrees that Grantee need not give more than ten
(10) days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Grantee is entitled from Grantor, Grantor also being liable for the attorney costs of any attorneys employed by Grantee to collect such deficiency.

                  (b) Each Grantor agrees that in any sale of any Collateral, whether at a foreclosure sale or otherwise, Grantee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be reasonably advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers and require that such prospective bidders and purchasers have certain qualifications), or in order to obtain any required approval of the sale or of the purchaser by any governmental authority, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Grantee be liable nor accountable to Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

                  (c) Grantor also agrees to pay all reasonable fees, costs and expenses of Grantee, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

                  (d) After payment of any debt secured by a Permitted Lien, the Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Grantee in the following order of priorities:

                  FIRST, to Grantee in an amount sufficient to pay in full the reasonable costs of Grantee in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by Grantee in connection therewith, including, without limitation, reasonable attorneys' fees;

                  SECOND, to Grantee in an amount equal to the then unpaid Secured Obligations; and

                  FINALLY, upon payment in full of the Secured Obligations, to Grantor or its representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.

         8. INDEMNITY. Each Grantor agrees, jointly and severally, to defend, indemnify and hold harmless Grantee and its officers, employees, and agents against (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by Grantee as a result of or in any way arising out of this Security Agreement and the transactions contemplated thereby (including without limitation, reasonable attorneys fees and expenses), except for losses arising from or out of Grantee's gross negligence or willful misconduct or violation of applicable law.

         9. MISCELLANEOUS.

                  9.1 NO WAIVER; CUMULATIVE REMEDIES.

                  (a) Grantee shall not by any act, delay, omission or otherwise be deemed to have waived any of its respective rights or remedies hereunder, nor shall any single or partial exercise of any right or remedy hereunder on any one occasion preclude the further exercise thereof or the exercise of any other right or remedy.

                  (b) The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

                  (c) None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Grantee.

                  9.2 SUCCESSOR AND ASSIGNS. This Security Agreement and all obligations of each Grantor hereunder shall be binding upon the successors and assigns of such Grantor, and shall, together with the rights and remedies of Grantee hereunder, inure to the benefit of Grantee, any future holder of any of the indebtedness and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to Grantee hereunder.

                  9.3 GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Security Agreement and the Secured Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered as of the date first set forth above.


                                      CRDENTIA CORP.


                                      By: /S/ JAMES D. DURHAM

                                      Name: ____________________________________

                                      Title:____________________________________



                                      BAKER ANDERSON CHRISTIE, INC.


                                      By: /S/ JAMES D. DURHAM

                                      Name: ____________________________________

                                      Title:____________________________________



                                      NURSES NETWORK, INC.


                                      By: /S/ JAMES D. DURHAM

                                      Name: ____________________________________

                                      Title:____________________________________

                                      NEW AGE STAFFING, INC.


                                      By: /S/ JAMES D. DURHAM

                                      Name: ____________________________________

                                      Title:____________________________________



                                      PSR NURSES, LTD.


                                      By: PSR Nurse Recruiting, Inc.

                                      Its.  General Partner

                                      By: /S/ JAMES D. DURHAM

                                      Name: ____________________________________

                                      Title:____________________________________



                                      PSR NURSE RECRUITING, INC.


                                      By: /S/ JAMES D. DURHAM

                                      Name: ____________________________________

                                      Title:____________________________________



                                      PSR NURSES HOLDINGS CORP.


                                      By: /S/ JAMES D. DURHAM

                                      Name: ____________________________________

                                      Title:____________________________________

                                     CRDE CORP.


                                     By: /S/ JAMES D. DURHAM

                                     Name: ____________________________________

                                     Title:____________________________________



                                     ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC.


                                     By: /S/ JAMES D. DURHAM

                                     Name: ____________________________________

                                     Title:____________________________________



                                     CARE PROS STAFFING, INC.


                                     By: /S/ JAMES D. DURHAM

                                     Name: ____________________________________

                                     Title:____________________________________

ACCEPTED AND ACKNOWLEDGED BY:

MEDCAP PARTNERS L.P.
BY:  MEDCAP MANAGEMENT
      & RESEARCH LLC
ITS:  GENERAL PARTNER


By: /s/ C. Fred Toney
    -----------------
Name:  C. Fred Toney
Title:    Managing Member

                                   SCHEDULE A

                                 PERMITTED LIENS


All existing liens of Grantor of record as of November 29, 2004.

                                                  SCHEDULE B

                                            LOCATION OF COLLATERAL


                       ENTITY                                                   ADDRESS
                   Crdentia Corp.                         14114 Dallas Parkway, Suite 600, Dallas, Texas 75254

            Baker Anderson Christie, Inc.                 14114 Dallas Parkway, Suite 600, Dallas, Texas 75254

                Nurses Network, Inc.                      14114 Dallas Parkway, Suite 600, Dallas, Texas 75254

               New Age Staffing, Inc.                     14114 Dallas Parkway, Suite 600, Dallas, Texas 75254

                  PSR Nurses, Ltd.                        14114 Dallas Parkway, Suite 600, Dallas, Texas 75254

             PSR Nurse Recruiting, Inc.                   14114 Dallas Parkway, Suite 600, Dallas, Texas 75254

              PSR Nurses Holdings Corp.                   14114 Dallas Parkway, Suite 600, Dallas, Texas 75254

                     CRDE Corp.                           14114 Dallas Parkway, Suite 600, Dallas, Texas 75254

     Arizona Home Health Care/Private Duty, Inc.          5829 North 7th Street, Suite 1E, Phoenix, AZ 85014
                                                          5151 E. Broadway, Suite 1530, Tucson, AZ 85711

              Care Pros Staffing, Inc.                    3000 S. 31st St., Suite 300, Temple, TX 76502
                                                          808 S. College St., Suite 122, McKinney, TX 75069


                                                      B-1